SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 3, 2005 (July 28, 2005)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue
Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:                         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 28, 2005, Waddell & Reed Financial, Inc. (the “Company”) entered into a forward interest rate swap agreement with a notional principal amount of $100 million with JPMorgan Chase Bank (the “Agreement”) in order to hedge the variability of future interest rates in anticipation of the refinancing of the Company’s $200 million 7.5% senior notes due January 2006. Pursuant to the Agreement, the Company will pay a fixed rate of 4.565% on the total notional amount of $100 million, beginning on January 18, 2006 through January 18, 2011, in exchange for receiving floating rate payments based on three-month LIBOR on the same notional amount for the same five-year period. The Agreement will be cash settled, in accordance with its terms, on or before January 18, 2006. The foregoing description of the Agreement is qualified in its entirety by reference to the Confirmation therefor, a copy of which is attached to this report as Exhibit 10.2.

The Agreement is governed by and was entered into pursuant to the terms and conditions of an ISDA Master Agreement, dated March 12, 2002 by and between the Company and JPMorgan Chase Bank, N.A. The ISDA Master Agreement was previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

JPMorgan Chase Bank and/or their affiliates have performed, and may perform in the future, various commercial banking, investment banking or other financial advisory services in the ordinary course of business for the Company and its affiliates, for which they have received, and will receive, customary fees and commissions.

ITEM 9.01:        FINANCIAL STATEMENT AND EXHIBITS

(c)           Exhibits.

10.1         ISDA Master Agreement, dated as of March 12, 2002, by and between Waddell & Reed Financial, Inc. and JPMorgan Chase Bank, N.A. Filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and incorporated herein by reference (File No. 333-43687).

10.2         Confirmation, trade date of July 28, 2005, by and between Waddell & Reed Financial, Inc. and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: August 3, 2005	By:	/s/ Wendy J. Hills
Vice President, Secretary and
Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

ISDA Master Agreement, dated as of March 12, 2002, by and between Waddell & Reed Financial, Inc. and JPMorgan Chase Bank, N.A. Filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and incorporated herein by reference (File No. 333-43687).

10.2	Confirmation, trade date of July 28, 2005, by and between Waddell & Reed Financial, Inc. and JPMorgan Chase Bank, N.A.